UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2016 (August 1, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective August 1, 2016, in connection with the previously announced plan of Alcoa Inc. (“Alcoa”) to separate into two stand-alone, publicly traded companies, Alcoa USA Corp., an indirect wholly owned subsidiary of Alcoa, adopted (i) the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C (“Alcoa USA Corp. Plan C”), the terms of which are, in all material respects, the same as the terms of the Alcoa Inc. Employees’ Excess Benefits Plan C, as amended (“Alcoa Plan C”), which are set forth in the plan documents referenced below and (ii) the Alcoa USA Corp. Deferred Compensation Plan (the “Alcoa USA Corp. DCP”) the terms of which are, in all material respects, the same as the terms of the Alcoa Inc. Deferred Compensation Plan, as amended (the “Alcoa DCP”), which are set forth in the plan documents referenced below. Effective August 1, 2016, William F. Oplinger, Executive Vice President and Chief Financial Officer of Alcoa, Roy C. Harvey, Executive Vice President and Group President, Global Primary Products, of Alcoa, and Robert G. Wilt, former Executive Vice President and Group President, Global Primary Products, of Alcoa, ceased participation in Alcoa Plan C and commenced participation in Alcoa USA Corp. Plan C. In addition, effective August 1, 2016, Mr. Oplinger ceased participation in the Alcoa DCP and commenced participation in the Alcoa USA Corp. DCP, and Mr. Harvey ceased being eligible for participation in the Alcoa DCP and became eligible for participation in the Alcoa USA Corp. DCP. Mr. Wilt was previously eligible for participation in the Alcoa DCP but is not eligible for future participation in the Alcoa USA Corp. DCP due to his previously announced separation from service with Alcoa, which became effective on August 1, 2016.

The terms of Alcoa Plan C are set forth in the plan documents included as Exhibits 10(q), 10(q)(1), 10(q)(2), 10(q)(3), 10(q)(4) and 10(q)(5) to Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission on February 19, 2016 (the “2015 Form 10-K”) and the terms of the Alcoa DCP are set forth in the plan documents included as Exhibits 10(w), 10(w)(1), 10(w)(2), 10(w)(3), 10(w)(4), 10(w)(5), 10(w)(6), 10(w)(7), 10(w)(8), 10(w)(9), 10(w)(10), 10(w)(11), 10(w)(12), and 10(w)(13) to the 2015 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

Date: August 3, 2016